TEMPLETON EMERGING
MARKETS FUND

[PHOTO OF J. MARK MOBIUS]
J. MARK MOBIUS, PH.D.
President
Templeton Emerging
Markets Fund, Inc.

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $12 billion in emerging markets investments for the Templeton Group of Funds.

YOUR FUND'S OBJECTIVE:

The Templeton Emerging Markets Fund seeks long-term capital appreciation by investing primarily in emerging country equity securities.


APRIL 15, 1997

Dear Shareholder:

We are pleased to bring you the semi-annual report of the Templeton Emerging Markets Fund, which covers the six months ended February 28, 1997.

During this period, many emerging markets rallied sharply due to strong economic growth, improved fiscal and monetary policies, and the increased level of capital flows into emerging market countries. Within this environment, your Fund posted a six-month total return of 19.62% in market-price terms, and 23.46% in net asset value terms, as discussed in the Performance Summary on page 6.

TEMPLETON EMERGING MARKETS FUND

Geographic Distribution on 2/28/97
Based on Total Net Assets

[PIE CHART]

Asian Stocks                  44.6%
Latin American Stocks         26.4%
European Stocks               17.9%
Middle Eastern &
African Stocks                 1.1%
Short-Term Obligations
& Other Net Assets            10.0%


At the end of the period under review, 90.0% of the Fund's total net assets were invested in equities, with the remaining 10.0% in cash and other liquid assets. These assets were allocated among 29 emerging markets, with the largest percentage of our holdings in Brazil (13.6%) and Hong Kong (12.4%). Regionally, 44.6% was invested in Asia (where we found the largest number of stocks we considered to be bargains), with 26.4% in Latin America and 17.9% in Europe.

In Asia, the growing Chinese economy contributed to strong rallies in the stock markets of China and Hong Kong. The Hong Kong market was also buoyed by a recovery in its retail and property sectors and the strong earnings of a number of companies listed on its exchange. However, the death on February 19, 1997 of Deng Xiaoping, China's 92-year-old patriarch, could adversely affect both of these markets. Deng was primarily responsible for the liberalization and rapid growth of China's economy over the past 20 years, and the ability of these reforms to endure under new leadership may determine the rate of future Chinese economic growth.

Some other Asian stock markets also performed relatively well during the reporting period. Prices of many Malaysian stocks responded positively as economic conditions improved. And after political concerns had unsettled the market last summer, the Indonesian stock market rose in an environment of strong corporate earnings growth. Stock markets in South Korea, Pakistan and Thailand, however, presented a different picture. The South Korean market fell sharply during most of 1996 as a result of deteriorating economic conditions, poor corporate earnings, the collapse of the giant steel company Hanbo, and problems in South Korea's banking system. In Pakistan, where allegations of corruption toppled the government of Prime Minister Bhutto, share prices declined at the beginning of the reporting period, but rallied in the first two months of 1997 following the election of a new president. In Thailand, a long-running political power struggle, and a sharply slowing economy, negatively impacted corporate earnings and contributed to its market's decline.

Latin American markets performed strongly during this period, as Mexico's early repayment of the loans it received in 1995 appeared to boost investor confidence in the entire region. The Venezuelan Stock Market Capital General Index increased 45%, Mexico's Bolsa 11%, Brazil's Bovespa 48%, and Argentina's Merval 41%.(1) We believe that the region still offers many potential bargains because these countries have, in our opinion, continued to make progress in implementing economic reforms.

1. SOURCE: BLOOMBERG. PRICE CHANGE MEASURED IN U.S. DOLLARS.


   TEMPLETON EMERGING MARKETS FUND
   Top Ten Holdings on 2/28/97
   Based on Total Net Assets

                                                   % OF TOTAL
   COMPANY, INDUSTRY, COUNTRY                      NET ASSETS
   --------------------------                      ----------
   Cheung Kong Holdings Ltd.
   Multi-Industry, Hong Kong                           4.6%

   Eletrobras-Centrais Eletricas Brasileiras SA, B
   Utilities - Electrical & Gas, Brazil                3.7%

   Alpha Credit Bank
   Banking, Greece                                     3.4%

   Banco Comercial Portugues SA
   Banking, Portugal                                   3.4%

   Ergo Bank SA
   Banking, Greece                                     3.3%

   Petrobras-Petroleo Brasileiro SA, pfd.
   Energy Sources, Brazil                              3.2%

   Antofagasta Holdings PLC
   Metals & Mining, Chile                              3.2%

   Oriental Holdings BHD
   Automobiles, Malaysia                               3.0%

   Telmex-Telefonos de Mexico SA
   Telecommunications, Mexico                          2.4%

   Telebras-Telecomunicacoes Brasileiras SA
   Telecommunications, Brazil                          2.4%

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 12 OF THIS REPORT.


European emerging markets remained popular with foreign investors, and stock prices in the markets of Hungary, Poland and Russia reached new high levels. Driven by improving economic fundamentals and a surge in foreign and domestic investor interest, the Russian market, in particular, experienced phenomenal growth. Two Russian companies in our

   TEMPLETON EMERGING MARKETS FUND
   Top 10 Countries Represented in the Fund on 2/28/97
   As a Percentage of Total Net Assets

                                           % of Total
   Country                                 Net Assets
   -------                                 ----------
   Brazil                                    13.6%

   Hong Kong                                 12.4%

   Turkey                                    10.7%

   Greece                                    10.3%

   Malaysia                                   6.8%

   Portugal                                   6.3%

   Mexico                                     5.2%

   Philippines                                4.3%

   Indonesia                                  4.1%

   Chile                                      3.2%


portfolio on February 28, 1997 were GUM Trade House, which operates a large chain of brand-name retail stores in the Moscow area, and Lukoil Holdings, whose oil and gas reserves are estimated to be the second largest in the world.

Looking forward, we expect that capital flows to emerging market countries should continue to increase and that economic growth in China could benefit many Chinese and Hong Kong securities over the long term. However, these markets may experience volatility, and possibly even decline, during the near term because of the upcoming handover of sovereignty in Hong Kong and the uncertainty resulting from Deng's death. Elsewhere, we believe the economic outlook in Latin America is better than it has been for many years, while favorable estimates about Russia's economy are partly clouded by its need to devise adequate capital markets regulations and improve its tax collection system.

Of course, investments in foreign securities involve special risks, such as adverse economic, social and political developments in the countries where the Fund is invested, as well as market and currency volatility. Developing markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. In fact, the Hong Kong market has increased 857% in the last 15 years, but has suffered five declines of more than 20% during that time.(2)

This discussion reflects the strategies we employed for the Fund during the six-month period under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

We thank you for your participation in the Templeton Emerging Markets Fund and welcome your comments and suggestions.


2. SOURCE: BLOOMBERG. BASED ON QUARTERLY PERCENTAGE CHANGE OVER 15 YEARS ENDED DECEMBER 31, 1996.



  CELEBRATING 50 YEARS

  This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

  In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

PERFORMANCE SUMMARY


In market-price terms, the Templeton Emerging Markets Fund produced a total return of 19.62% for the six-month period ended February 28, 1997. Based on the change in actual net asset value (in contrast to market price), the Fund delivered a total return of 23.46% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table to the right, based on the change in market price, the Fund delivered a cumulative total return of 693.23% for the period from inception on February 26, 1987 through February 28, 1997.

During the reporting period, the Fund's closing price on the New York Stock Exchange (NYSE) increased by $2.25, from $18.375 on August 31, 1996, to $20.625 on February 28, 1997, while the net asset value increased by $2.75, from $17.26 to $20.01.

Shareholders received combined distributions totaling $1.13 per share, including short-term capital gains of 3.0 cents ($0.03), long-term capital gains of 88.5 cents ($0.885) and dividend income totaling 21.5 cents ($0.215) per share. Distributions will vary, however, depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio. Past performance is not predictive of future results.


--------------------------------------------------------------------------------
TEMPLETON EMERGING MARKETS FUND

Periods Ended 2/28/97


                                                                 Since
                                                               Inception
                                  One-Year       Five-Year     (2/26/87)
Cumulative Total Return(1)
  Based on change in
  net asset value                  28.45%         141.29%        693.23%
  Based on change in
  market price                      7.22%          97.69%        555.17%
Average Annual Total Return(2)
  Based on change in
  net asset value                  28.45%          19.27%         22.99%
  Based on change in
  market price                      7.22%          14.61%         20.66%

1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS INDICATED.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS INDICATED.

ALL TOTAL RETURN CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, EITHER AT NET ASSET VALUE OR AT MARKET PRICE ON THE REINVESTMENT DATE, IN ACCORDANCE WITH THE DIVIDEND REINVESTMENT PLAN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE POLITICAL AND ECONOMIC CLIMATES OF THE COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE FOLLOWING LETTER WAS
WRITTEN BY DR. MOBIUS AFTER A
RECENT TRIP TO SOUTH AFRICA


We arrived in Johannesburg, the largest city in South Africa, after a short flight from Botswana. Despite a superficial appearance of order, there is a strong undercurrent of tension in this country of 45 million people. Promises made by Nelson Mandela's ruling African National Congress party have not been fulfilled, and in a nation where a majority of the population has been waiting so long for prosperity, many are understandably impatient.

In my view, South Africa's paramount problem is a shortage of skilled workers caused by language barriers and lack of education. Four different language groups (with many variations in each group) exist among its black population, undermining the mobility of labor and interfering with the ability of individuals to secure productive work. Despite these language difficulties, many people have migrated from their tribal lands to Johannesburg, where the combination of unemployment and feelings of dislocation has resulted in rapidly increasing crime rates. As you drive through the city, you hear radio broadcasts advising motorists not to make any sudden moves because hijackers may shoot nervously if they see the hands of their potential victims moving.

From Johannesburg in the Northeast, we traveled to Cape Town in the Southwest. Although the Cape Town region is the most spectacular and beautiful part of South Africa, the slums on the outskirts of the city are a huge conglomeration of huts built from scraps of wood, tin, and rock. The South African government faces a monumental task in attempting to alleviate problems of housing, education, electrification and fresh water in this area.

Despite these issues, South Africa's basic infrastructure is excellent compared with those of many other parts of the world, as evidenced by the beautifully built four-lane highway on which we drove. And the opening up of many new markets following the abolition of apartheid has been a boon to some South African exporters. In Durban, we visited a major tire producer recently licensed to sell its product in 70 countries around the world. We also visited a com-pany helping black businessmen get started in the contracting business, which had established sales centers in Angola, Zimbabwe, Zambia and Namibia.

The key questions for us as investors are: "Is it safe to invest in South Africa?" and "Does South Africa have a long term future?" Our answer to both questions is, "Yes." The transition from white minority rule to black majority rule has been relatively successful and has confounded the critics who predicted chaos and bloodshed in the streets. The fact that the crime problem is talked about so much and attacked in the press is evidence that people are concerned and trying to do something about it. Another sign of progress is that the press is now quite free to criticize the government.

Although we have a long list of South African stocks that we are interested in adding to the Fund's portfolio, most did not appear to be bargains as of February 28, 1997. Since we were also concerned about further depreciation of the local currency, only 0.5% of our total net assets were invested in South African equities at that time. However, I feel that the country's future is bright. In my opinion, it could become one of the major emerging markets in which we invest, as well as the driving force for strong economic growth in sub-Saharan Africa.*


[MAP OF SOUTH AFRICA]


Sincerely,


/s/ J. Mark Mobius
J. Mark Mobius, Ph.D.
President
Templeton Emerging Markets Fund, Inc.


*THIS LETTER REFLECTS THE STRATEGIES EMPLOYED FOR THE FUND DURING THE PAST SIX MONTHS AND INCLUDES OUR OPINIONS AS OF THE CLOSE OF THE PERIOD. SINCE ECONOMIC AND MARKET CONDITIONS ARE CONSTANTLY CHANGING, OUR STRATEGIES, AND OUR EVALUATIONS, CONCLUSIONS AND DECISIONS REGARDING PORTFOLIO HOLDINGS MAY CHANGE AS NEW CIRCUMSTANCES ARISE.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.

[PHOTO OF SIR JOHN TEMPLETON]

THE NEW CAREER OF SIR JOHN TEMPLETON

BY PROFESSOR
ROBERT HERRMANN

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.


The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:
The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Highlights


---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                 SIX MONTHS
                                                    ENDED                            YEAR ENDED AUGUST 31
                                              FEBRUARY 28, 1997      ---------------------------------------------------
                                                 (UNAUDITED)         1996        1995        1994        1993        1992
                                              -----------------    --------    --------    --------    --------    --------
Net asset value, beginning of period              $   17.26        $  18.23    $  22.77    $  17.94    $  18.74    $  18.16
                                                   --------        --------    --------    --------    --------    --------
Income (loss) from investment operations:
   Net investment income (loss)                        (.01)            .25         .23         .10         .29          41
   Net realized and unrealized gain (loss)             3.89            1.20       (1.62)       5.87        4.93        4.21
                                                   --------        --------    --------    --------    --------    --------
Total from investment operations                       3.88            1.45       (1.39)       5.97        5.22        4.62
                                                   --------        --------    --------    --------    --------    --------
Distributions:
   Dividends from net investment income                (.21)           (.26)       (.10)       (.29)       (.39)       (.08)
   Distributions from net realized gains               (.92)          (2.16)      (3.05)       (.85)      (5.63)      (3.96)
                                                   --------        --------    --------    --------    --------    --------
Total distributions                                   (1.13)          (2.42)      (3.15)      (1.14)      (6.02)      (4.04)
                                                   --------        --------    --------    --------    --------    --------
Change in net asset value                              2.75            (.97)      (4.54)       4.83        (.80)        .58
                                                   --------        --------    --------    --------    --------    --------
Net asset value, end of period                    $   20.01        $  17.26    $  18.23    $  22.77    $  17.94    $  18.74
                                                   ========        ========    ========    ========    ========    ========
TOTAL RETURN*
Based on market value per share                       19.62%           7.45%    (16.94)%       6.11%      44.30%      34.90%
Based on net asset value per share                    23.46%           8.69%     (8.53)%      33.39%      34.30%      24.09%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                   $ 331,043        $283,678    $294,962    $363,760    $285,407    $243,261
Ratio of expenses to average net assets                1.69%**         1.71%       1.73%       1.78%       1.84%       1.91%
Ratio of net investment income (loss) to
  average net assets                                  (.08)%**         1.51%       1.28%        .46%       2.07%       2.34%
Portfolio turnover rate                                2.90%           8.83%      27.58%       6.50%      21.55%      53.45%
Average commission rate paid (per share)          $   .0010        $  .0080

 * NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)


--------------------------------------------------------------------------------------------------------------------------

                                                                                        SHARES/PRINCIPAL
                                                            INDUSTRY                  IN LOCAL CURRENCY**        VALUE
--------------------------------------------------------------------------------------------------------------------------

 LONG TERM INVESTMENTS: 90.0%
--------------------------------------------------------------------------------------------------------------------------
 ARGENTINA: 2.9%
 Astra Cia Argentina de Petroleo SA           Energy Sources                                  154,900        $    280,492
*Atanor Cia Nacional Para la Industria
   Quimica SA, D                              Chemicals                                        57,964              98,582
 Banco de Galicia y Buenos Aires SA, B        Banking                                         398,447           2,403,693
 Capex SA, A                                  Utilities Electrical & Gas                       12,400             116,611
*Ciadea SA                                    Automobiles                                      55,813             287,564
*Garovaglio Y Zorraquin SA                    Chemicals                                       176,191             608,127
 Molinos Rio de Plata SA, B                   Food & Household Products                       116,957             438,782
 Perez Companc SA, B                          Energy Sources                                  168,888           1,294,252
 Quilmes Industrial SA                        Beverages & Tobacco                              10,000             112,500
 Sociedad Comercial del Plata Cadelplata
   Come                                       Multi-Industry                                  912,370           2,920,869
 YPF Sociedad Anonima, ADR                    Energy Sources                                   39,000           1,043,250
                                                                                                             ------------
                                                                                                                9,604,722
--------------------------------------------------------------------------------------------------------------------------
 BRAZIL: 13.6%
 Banco Bradesco SA                            Banking                                     212,011,201           1,694,395
 Banco Bradesco SA, pfd.                      Banking                                     206,511,555           1,729,034
*Banco do Brasil SA                           Banking                                         693,000               6,132
*Banco do Brasil SA, wts., A                  Banking                                       4,388,600               7,182
*Banco do Brasil SA, wts., B                  Banking                                       6,507,900              10,774
*Banco do Brasil SA, wts., C                  Banking                                      10,846,500              17,131
*Banco do Brazil SA, pfd.                     Banking                                      21,000,000             171,828
*Banespa-Banco do Estado de Sao Paulo SA,
   pfd.                                       Banking                                     172,796,000             690,494
 Copene-Petroquimica do Nordeste SA, A, pfd.  Chemicals                                     5,861,800           2,155,545
 Duratex SA, pfd.                             Forest Products & Paper                       8,887,800             414,265
 Eletrobras-Centrais Eletricas Brasileiras
   SA, B, pfd.                                Utilities Electrical & Gas                   26,820,977          12,172,214
 Itausa-Investimentos Itau SA, pfd.           Multi-Industry                                7,947,346           6,805,206
*Mannesmann SA                                Machinery & Engineering                          31,968               4,410
*Mannesmann SA, pfd.                          Machinery & Engineering                       2,085,844             307,603
 Petrobras-Petroleo Brasileiro SA, pfd.       Energy Sources                               51,584,966          10,552,084
 Telebras-Telecomunicacoes Brasileiras SA     Telecommunications                           83,151,950           7,870,974
 Unibanco-Uniao de Bancos Brasileiros SA,
   pfd.                                       Banking                                      14,446,936             577,300
                                                                                                             ------------
                                                                                                               45,186,571
--------------------------------------------------------------------------------------------------------------------------
 CHILE: 3.2%
 Antofagasta Holdings, PLC                    Metals & Mining PLC                           1,585,000          10,429,500
--------------------------------------------------------------------------------------------------------------------------
 CHINA: 0.9%
 China Southern Glass Co. Ltd., B             Building Materials & Components                 726,700             473,912
 Chiwan Wharf Holdings Ltd.,                  Transportation                                1,084,000             740,519

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)(cont.)


-------------------------------------------------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL
                                                           INDUSTRY                  IN LOCAL CURRENCY**        VALUE
-------------------------------------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
 CHINA (cont.)
 B Shandong Huaneng Power                     Utilities Electrical & Gas                       24,000        $    249,000
 Shanghai Chlor-Alkali Chemical Co. Ltd., B   Chemicals                                     1,088,000             345,984
*Shanghai Erfangji Textile Machinery Co.
   Ltd., B                                    Machinery & Engineering                         333,960              60,781
*Shanghai Industrial Sewing Machine Corp.     Machinery & Engineering                         190,000              31,160
*Shanghai Jin Jiang Tower Co. Ltd., B         Leisure & Tourism                               630,300             176,484
 Shanghai Jinqiao Export Processing Zone
   Development, B                             Real Estate                                     108,000              55,296
 Shanghai New Asia Group Co. Ltd., B          Food & Household Products                        96,000              38,016
*Shanghai Shangling Electric Appliance, B     Appliances & Household Durables                  10,000               3,700
*Shanghai Steel Tube Co. Ltd., B              Machinery & Engineering                         499,400              91,890
*Shanghai Tyre & Rubber Co. Ltd., B           Industrial Components                           649,000             298,540
*Shanghai Vacuum Electron Devices Co. Ltd.,
   B                                          Appliances & Household Durables               1,035,760             188,508
*Shanghai Yaohua Pilkington Glass, B          Building Materials & Components                 251,250             105,023
 Shenzhen Properties & Resources
   Develop.(Group) Ltd., B                    Real Estate                                     290,200             144,281
 Shenzhen Vanke Co. Ltd., B                   Real Estate                                     110,000              89,776
                                                                                                             ------------
                                                                                                                3,092,870
-------------------------------------------------------------------------------------------------------------------------
 COLOMBIA: 0.1%
 Cia Colombiana de Tabacos SA Coltabaco       Beverages & Tobacco                              50,000             178,605
 Compania Suramericana de Seguros             Insurance                                        12,000             248,930
                                                                                                             ------------
                                                                                                                  427,535
-------------------------------------------------------------------------------------------------------------------------
 CZECH REPUBLIC: 0.2%
*CEZ                                          Utilities Electrical & Gas                        6,000             248,291
*CEZ, GDR                                     Utilities Electrical & Gas                        2,000              84,000
*CEZ, GDS, 144A                               Utilities Electrical & Gas                        4,000             168,000
                                                                                                             ------------
                                                                                                                  500,291
-------------------------------------------------------------------------------------------------------------------------
 GHANA: 0.1%
 Ashanti Goldfields Co. Ltd., GDR             Metals & Mining                                  14,000             211,750
-------------------------------------------------------------------------------------------------------------------------
 GREECE: 10.3%
 Alpha Credit Bank                            Banking                                         130,160          11,328,978
 Delta Dairy SA, pfd.                         Food & Household Products                         5,676              54,602
 Elais Oleaginous Co.                         Food & Household Products                        28,290             812,685
 Ergo Bank SA                                 Banking                                         134,800           7,946,046
*Ergo Bank, new                               Banking                                          51,673           2,887,758
 Fourlis Brothers Corp. SA                    Appliances & Household Durables                 129,880           1,472,785
 Hellas Can - Container Manufacturers         Metals & Mining                                  12,000             189,870
 Hellenic Bottling Co. SA                     Food & Household Products                        43,572           1,441,091

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)(cont.)


-------------------------------------------------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL
                                                           INDUSTRY                  IN LOCAL CURRENCY**        VALUE
-------------------------------------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
 GREECE (cont.)
 Hellenic Telecommunications Organizations
   OTE                                        Telecommunications                               15,000        $    328,848
 Intracom SA, reg.                            Electrical & Electronics                          6,000             204,112
 National Bank of Greece SA                   Banking                                          11,940           1,227,578
 Titan Cement Co., reg.                       Building Materials & Components                  91,996           6,189,631
                                                                                                             ------------
                                                                                                               34,083,984
-------------------------------------------------------------------------------------------------------------------------
 HONG KONG: 12.4%
 Cheung Kong Holdings Ltd.                    Multi-Industry                                1,578,000          15,079,613
 Dairy Farm Int'l Holdings Ltd., 6.50%,
   conv., pfd.                                Merchandising                                    29,000              21,895
 Dairy Farm International Holdings Ltd.       Merchandising                                   262,555             203,480
 Hang Lung Development Co. Ltd.               Real Estate                                   2,907,000           5,856,270
 Hopewell Holdings Ltd.                       Construction & Housing                          962,553             574,894
 HSBC Holdings PLC                            Banking                                         222,468           5,429,763
 Jardine Matheson Holdings Ltd.               Multi-Industry                                   29,412             177,943
 Jardine Strategic Holdings Ltd.              Multi-Industry                                  204,500             670,760
 K Wah International Holdings Ltd.            Building Materials & Components                 634,929             147,587
 Lai Sun Garment International Ltd.           Multi-Industry                                   45,000              65,666
 New World Development Co. Ltd.               Real Estate                                   1,079,494           6,691,338
 Sun Hung Kai Properties Ltd.                 Real Estate                                     479,000           5,536,178
 Tian An China Investments Co. Ltd.           Real Estate                                   5,403,000             634,933
*Yaohan Hongkong Corp. Ltd.                   Merchandising                                 3,244,000             108,920
                                                                                                             ------------
                                                                                                               41,199,240
-------------------------------------------------------------------------------------------------------------------------
 HUNGARY: 0.2%
*Fotex First Hungarian-American
   Photo-Service                              Multi-Industry                                  973,000             737,525
*Ibusz RT                                     Leisure & Tourism                                 1,066               4,830
                                                                                                             ------------
                                                                                                                  742,355
-------------------------------------------------------------------------------------------------------------------------
 INDIA: 1.4%
 ATV Project India Ltd.                       Machinery & Engineering                         200,000              34,838
 Bharat Petroleum Corp., Ltd.                 Energy Sources                                   92,200             950,780
 Bombay Dyeing & Manufacturing Co. Ltd.       Chemicals                                        41,000             155,407
 Bses Ltd.                                    Utilities Electrical & Gas                       29,700             198,041
 Cochin Refineries Ltd.                       Energy Sources                                   37,850             123,424
 DCW Ltd.                                     Chemicals                                        12,500               7,839
 Essar Shipping Ltd.                          Transportation                                   59,250              28,073
 Garden Silk Mills Ltd.                       Textiles & Apparel                               85,700              40,605
 Grasim Industries Ltd. Ord.                  Multi-Industry                                   17,000             192,127
 Gujarat Narmada Valley Fertilizers Co. Ltd.  Chemicals                                        43,600              29,528
 Hindustan Organic Chemicals Ltd.             Chemicals                                         2,000               1,784

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)(cont.)

-------------------------------------------------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL
                                                           INDUSTRY                  IN LOCAL CURRENCY**        VALUE
-------------------------------------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
 INDIA (cont.)
 Hindustan Petroleum Corp. Ltd.               Energy Sources                                   32,500        $    351,449
*India Cements Ltd.                           Building Materials & Components                  44,000             100,864
 India Cements Ltd., GDR                      Building Materials & Components                  87,000             206,625
 Indian Petrochemicals Corp. Ltd.             Chemicals                                        63,500             249,098
 Indian Rayon and Industries Ltd.             Multi-Industry                                   18,500             172,213
 Indo Gulf Fertilisers & Chemicals Corp.
   Ltd.                                       Chemicals                                        55,000              52,118
 Industrial Credit & Investment Corp. of
   India                                      Financial Services                              439,600             796,377
 Mahanagar Telephone Nigam Ltd.               Telecommunications                                2,600              18,587
 National Aluminium Co. Ltd.                  Metals & Mining                                  64,000              70,457
 Reliance Industries Ltd.                     Chemicals                                        52,000             420,290
 Steel Authority of India Ltd.                Metals & Mining                                 100,000              61,315
 Tata Chemicals Ltd.                          Chemicals                                        34,000             170,569
 Tata Iron & Steel Co. Ltd.                   Metals & Mining                                  35,000             194,607
 Videocon International Ltd.                  Appliances & Household Durables                  90,000             102,216
                                                                                                             ------------
                                                                                                                4,729,231
-------------------------------------------------------------------------------------------------------------------------
 INDONESIA: 4.1%
*Asia Pulp & Paper Co. Ltd., ADR              Forest Products & Paper                           7,400              85,100
 PT Barito Pacific Timber, fgn.               Forest Products & Paper                       5,620,500           5,098,889
 PT Charoen Pokphand Indonesia, fgn.          Food & Household Products                       580,000             677,372
 PT Duta Pertiwi Nusantara                    Chemicals                                       409,750             205,089
 PT Eratex Djaja, fgn.                        Textiles & Apparel                              185,500              58,029
 PT Gadjah Tunggal, fgn.                      Automobiles                                      83,000              39,812
 PT Jakarta International Hotel & Develop-
   ment, fgn.                                 Real Estate                                     112,000             102,774
 PT Japfa Comfeed Indonesia, fgn.             Food & Household Products                       539,000             415,912
 PT Kalbe Farma, fgn.                         Health & Personal Care                           74,000              93,368
 PT Metrodata Electronic, fgn.                Electrical & Electronics                        347,000             521,043
 PT Panasia Indosyntec, fgn.                  Textiles & Apparel                              862,400             242,803
 PT Polysindo Eka Perkasa, fgn.               Textiles & Apparel                            8,009,000           4,259,218
 PT Pudjiadi Prestige Ltd., fgn.              Real Estate                                   1,264,200             448,204
 PT Semen Cibinong, fgn.                      Building Materials & Components                   1,500               4,552
 PT Sinar Mas Agro Resources & Technology
   Corp., fgn.                                Food & Household Products                        77,000              64,234
 PT Sinar Mas Multi Artha, fgn.               Financial Services                              708,050             841,686
 PT Sumalindo Lestari Jaya, fgn.              Forest Products & Paper                         123,000             115,433
 PT Tambang Timah (Persero), fgn.             Metals & Mining                                  82,000             141,084
                                                                                                             ------------
                                                                                                               13,414,602
-------------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)(cont.)

-------------------------------------------------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL
                                                           INDUSTRY                  IN LOCAL CURRENCY**        VALUE
-------------------------------------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
 ISRAEL: 0.3%
 Clal Industries Ltd.                         Multi-Industry                                   87,000        $    450,797
 Discount Investment Corp.                    Multi-Industry                                    6,000             439,063
 First International Bank of Israel           Banking                                             195             134,690
                                                                                                             ------------
                                                                                                                1,024,550
-------------------------------------------------------------------------------------------------------------------------
 KOREA (SOUTH): 0.8%
 Central Banking Corp.                        Financial Services                                3,856              52,217
 Dae Duck Electronics Co. Ltd.                Electrical & Electronics                          4,326             221,808
 Daegu Bank Co. Ltd.                          Banking                                          55,243             562,047
 Dongkuk Steel Mill Co. Ltd.                  Metals & Mining                                   3,000              68,750
 Hae In Corp. Ltd.                            Merchandising                                     1,531              76,196
 Hankook Cosmetics Co. Ltd.                   Health & Personal Care                            8,700             236,632
 Korea Kumho Petrochemical                    Chemicals                                         5,000              33,565
 Kyung Dong Boiler Co Ltd.                    Energy Equipment & Services                       8,154             231,219
*Saehan Precision Co Ltd.                     Electrical & Electronics                         11,840             346,704
 Ssangyong Oil Refining Co Ltd.               Energy Equipment & Services                      34,000             747,685
 Tong Yang Merchant Bank                      Financial Services                                8,333              93,553
                                                                                                             ------------
                                                                                                                2,670,376
-------------------------------------------------------------------------------------------------------------------------
 MALAYSIA: 6.8%
 Berjaya Singer Bhd.                          Appliances & Household Durables                  80,000             212,646
 Boustead Holdings Bhd., fgn.                 Food & Household Products                        54,000             144,623
 Federal Flour Mills Bhd.                     Food & Household Products                       974,998           2,454,183
*Hong Leong Industries Bhd., wts., fgn.       Multi-Industry                                    4,500               5,691
 Hong Leong Industries Bhd.                   Multi-Industry                                   28,800              98,590
 Leader Universal Holdings Bhd.               Industrial Components                            35,000              74,708
 Malayawata Steel Bhd., fgn.                  Metals & Mining                                 738,000           1,456,383
 Malaysian International Shipping Corp.
   Bhd., fgn.                                 Transportation                                1,930,666           5,092,977
 MBF Capital Bhd.                             Financial Services                              100,000             205,397
 Oriental Holdings Bhd.                       Automobiles                                   1,088,880           9,823,162
 Perlis Plantations Bhd.                      Multi-Industry                                  783,599           2,430,008
 Perlis Plantations Bhd., fgn.                Multi-Industry                                   78,750             244,211
 Renong Bhd.                                  Multi-Industry                                   67,000             121,965
*Renong Bhd., wts. expire 11/21/00            Multi-Industry                                    8,375               6,172
 Renong, 4%, conv., 9/9/01                    Multi-Industry                                   13,400               5,936
                                                                                                             ------------
                                                                                                               22,376,652
-------------------------------------------------------------------------------------------------------------------------
 MEXICO: 5.2%
 Cementos Mexicanos SA de CV (Cemex), B
   Building                                   Materials & Components                          418,252           1,824,313

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)(cont.)

-------------------------------------------------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL
                                                           INDUSTRY                  IN LOCAL CURRENCY**        VALUE
-------------------------------------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
 MEXICO (cont.)
*Cifra SA, C                                  Merchandising                                 1,131,043        $  1,726,306
*DESC SA, A                                   Multi-Industry                                  138,000             881,662
*DESC SA, B                                   Multi-Industry                                    1,000               6,364
*DESC SA, C                                   Multi-Industry                                    2,895              18,750
*Grupo Financiero Banamex Accival SA, B       Banking                                         613,000           1,434,206
*Grupo Financiero Banamex Accival SA, L       Banking                                          49,959             104,847
*Grupo Financiero Bancomer SA de CV, B        Banking                                       1,576,000             611,251
*Grupo Financiero Bancomer SA de CV, L        Banking                                       2,730,370             860,202
*Grupo Financiero Serfin SA, B                Banking                                       1,020,411             409,855
 Telmex-Telefonos de Mexico SA, L, ADR        Telecommunications                              204,700           7,957,713
Vitro SA                                      Food & Household Products                       553,355           1,534,975
                                                                                                             ------------
                                                                                                               17,370,444
-------------------------------------------------------------------------------------------------------------------------
 PAKISTAN: 0.3%
*DG Khan Cement Co.                           Building Materials & Components                 110,000              45,285
 Fauji Fertilizer Co. Ltd.                    Chemicals                                        67,000             132,061
 National Development Leasing Corp.           Financial Services                              148,500              52,798
*Pakistan Telecom Corp. PTC                   Telecommunications                              873,000             651,267
                                                                                                             ------------
                                                                                                                  881,411
-------------------------------------------------------------------------------------------------------------------------
 PHILIPPINES: 4.3%
*Keppel Philippine Holdings Inc., B           Machinery & Engineering                         572,313              69,552
*Philex Mining Corp., B                       Metals & Mining                               5,187,339             620,554
 Philippine Long Distance Telephone Co., ADR  Telecommunications                              101,353           5,878,474
*Philippine National Bank                     Banking                                         425,564           4,969,748
 RFM Corp.                                    Food & Household Products                     5,770,100           1,533,931
*RFM Corporation, conv., pfd.                 Food & Household Products                     1,049,109             186,462
 Sime Darby Pilipinas Inc.                    Industrial Components                           573,286             892,647
                                                                                                             ------------
                                                                                                               14,151,368
-------------------------------------------------------------------------------------------------------------------------
 POLAND: 0.2%
 Mostostal Export SA                          Construction & Housing                           82,620             216,088
 Polifarb Ceiszyu SA                          Chemicals                                        25,000             155,292
 Rolimpex SA                                  Wholesale & International Trade                   1,910              12,863
 Zaklady Cementowo Wapiennicze Gorazdze
   Chorula                                    Building Materials & Components                   4,000             119,003
                                                                                                             ------------
                                                                                                                  503,246
-------------------------------------------------------------------------------------------------------------------------
 PORTUGAL: 6.3%
 Banco Comercial Portugues SA                 Banking                                         782,132          11,240,524
 Banco Espirito Santo e Comercial de Lisboa   Banking                                          44,500             845,020
 Banco Totta & Acores SA                      Banking                                         108,181           1,608,967

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)(cont.)

-------------------------------------------------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL
                                                           INDUSTRY                  IN LOCAL CURRENCY**        VALUE
-------------------------------------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
 PORTUGAL (cont.)
*BPI Socieda de Gestora de Participacoes
   Socias SA                                  Banking                                         260,642        $  3,881,117
 BPI Socieda de Gestora de Participacoes
   Socias, new                                Banking                                          99,043           1,416,402
 Espirito Santo Financial Holding SA, ADR     Banking                                         114,000           1,596,000
 Portucel Industrial Empresa Product de
   Celulose SA                                Forest Products & Paper                          39,000             233,443
*Sociedade Portuguesa de Celulose SA          Forest Products & Paper                           6,500             191,661
                                                                                                             ------------
                                                                                                               21,013,134
-------------------------------------------------------------------------------------------------------------------------
 RUSSIA: 0.7%
 GUM Trade House                              Merchandising                                     4,000             116,000
 Irkutskenergo                                Utilities Electrical & Gas                    1,000,000             270,000
 Lukoil-Holdings                              Energy Sources                                   21,000             315,000
 Mosenergo                                    Utilities Electrical & Gas                      300,000             417,900
*Norilsk Nickel                               Metals & Mining                                  62,000             426,560
*Unified Energy System                        Utilities Electrical & Gas                    3,000,000             684,000
                                                                                                             ------------
                                                                                                                2,229,460
-------------------------------------------------------------------------------------------------------------------------
 SINGAPORE: 2.5%
 First Capital Corp. Ltd., fgn.               Real Estate                                     107,000             321,263
 G.P. Batteries International Ltd.            Electrical & Electronics                         35,000             104,300
*GP Batteries International Ltd., wts.
   expire 11/15/00                            Electrical & Electronics                          8,750               9,450
 Hai Sun Hup Group Ltd.                       Transportation                                  112,000              83,283
 Inchcape Bhd., fgn.                          Wholesale & International Trade                  20,000              69,870
 Jaya Holdings Ltd.                           Transportation                                  356,500             287,601
 Jaya Holdings Ltd., 3.00%, conv. ln. stk.,
   8/31/98                                    Transportation                                   15,900              12,939
*Jaya Holdings Ltd., wts. expire 8/31/98      Transportation                                   30,051              14,441
*Jaya Holdings Ltd., wts. expire 10/9/99      Transportation                                   36,780              17,932
 Natsteel Ltd., fgn.                          Metals & Mining                                   1,000               2,455
 Osprey Maritime Ltd.                         Transportation                                  124,000             206,159
 Prima                                        Food & Household Products Ltd.                  511,000           1,785,184
 Sembawang Corp. Ltd.                         Multi-Industry                                   40,000             218,871
 Singapore Bus Service (1978) Ltd., fgn.      Transportation                                  903,600           4,849,204
 TIBS Holdings Ltd.                           Transportation                                  105,600             192,606
*TIBS Holdings Ltd., wts. expire 4/17/00      Transportation                                      380                 209
 WBL Corp. Ltd.                               Multi-Industry                                   43,000             117,643
                                                                                                             ------------
                                                                                                                8,293,410
-------------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)(cont.)

-------------------------------------------------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL
                                                           INDUSTRY                  IN LOCAL CURRENCY**        VALUE
-------------------------------------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
 SOUTH AFRICA: 0.5%
 Anglo American Industrial Corp. Ltd.         Multi-Industry                                    2,000        $     79,902
 Anglovaal Industried Ltd.                    Multi-Industry                                   15,825              65,341
 BTR Dunlop Ltd.                              Industrial Components                            61,000              73,519
 CG Smith Ltd.                                Multi-Industry                                   15,000              87,044
 Del Monte Royal Foods Ltd.                   Food & Household Products                       467,825             323,682
 Engen Ltd.                                   Energy Sources                                   85,724             514,669
 Palabora Mining Co. Ltd.                     Metals & Mining                                   3,500              61,321
 Rembrandt Group Ltd.                         Multi-Industry                                    2,100              21,560
 Reunert Ltd.                                 Electrical & Electronics                         20,000              53,565
 South African Breweries Ltd.                 Beverages & Tobacco                               9,000             269,166
 Sun International (South Africa) Ltd.        Leisure & Tourism                                74,000              49,548
                                                                                                             ------------
                                                                                                                1,599,317
-------------------------------------------------------------------------------------------------------------------------
 SRI LANKA: 0.1%
 Aitken Spence & Co. Ltd.                     Multi-Industry                                   50,000              88,261
*Lanka Ceramic Ltd.                           Building Materials & Components                 162,000              84,522
 Lanka Walltile Ltd.                          Building Materials & Components                  27,300              12,463
 United Motor Lanka Ltd.                      Automobiles                                     190,320              95,987
                                                                                                             ------------
                                                                                                                  281,233
-------------------------------------------------------------------------------------------------------------------------
 TAIWAN: 0.0%
*United Microelectronics Corp.                Electronic Components & Instruments              62,000             100,705
-------------------------------------------------------------------------------------------------------------------------
 THAILAND: 0.3%
 American Standard Sanitaryware (THB) Pub-
   lic Co. Ltd., fgn.                         Building Materials & Components                  17,000             239,622
 Asia Fibre Public Co. Ltd., fgn.             Textiles & Apparel                              233,600              75,777
 Ayudhya Insurance Public Co. Ltd., fgn.      Insurance                                        15,000             115,852
 Bangkok Insurance, fgn.                      Insurance                                         4,900              66,702
 Charoen Pokphand Feedmill Public Co. Ltd.    Food & Household Products                        64,000             165,592
 Karat Sanitaryware Public Co. Ltd., fgn.     Building Materials & Components                     150                 130
 Kian Gwan (Thailand) Public Co. Ltd., fgn.   Real Estate                                      26,000              67,774
 Land and House Public Co. Ltd.               Multi-Industry                                   11,000              62,444
 Padaeng Industry Public Co. Ltd., fgn.       Metals & Mining                                  52,650              16,062
 Regional Container Lines Public Co. Ltd.,
   fgn.                                       Transportation                                   20,000             164,511
*Saha Union Public Co. Ltd.                   Multi-Industry                                   79,000              54,914
*Sanyo Universal Electric Public Co Ltd.,
   fgn.                                       Appliances & Household Durables                   6,000              12,165
 Thai Rayon Public Co. Ltd.                   Textiles & Apparel                                4,100              13,142
 Thai Wah Public Co. Ltd., fgn.               Multi-Industry                                    8,450               4,895
 United Standard Terminal Public Co. Ltd.,
   fgn.                                       Wholesale & International Trade                  44,000              79,861
                                                                                                             ------------
                                                                                                                1,139,443
-------------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)(cont.)

-------------------------------------------------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL
                                                           INDUSTRY                  IN LOCAL CURRENCY**        VALUE
-------------------------------------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
 TURKEY: 10.7%
 Akbank                                       Banking                                      42,264,958        $  7,391,082
*Akcansa Cimento                              Building Materials & Components              10,077,523           1,618,863
*Alcatel Teletas Endustri Tic AS              Telecommunications                              760,000              97,361
 Arcelik AS                                   Appliances & Household Durables              33,333,694           5,558,101
 Bagfas                                       Chemicals                                     2,805,790             730,288
 Beko Elektronik AS                           Appliances & Household Durables              10,169,935           1,406,230
 Celik Halat ve Sanayii ve Ticaret AS         Building Materials & Components               2,393,035             161,553
 Cimentas Izmir Cimento Fabrikasi Turk AS     Building Materials & Components               4,802,763             742,222
 Cimsa Cimento Sanayi ve Ticaret AS           Building Materials & Components               2,841,000             433,273
 Eregli Demir ve Celik Fabrikalari AS         Metals & Mining                              25,961,250           4,487,182
 Finans Bank AS, br.                          Banking                                      84,146,077           2,532,356
 Izocam Ticaret ve Sanayii AS, br.            Building Materials & Components               4,179,793             416,466
 Koc Holding AS                               Multi-Industry                                4,654,999           1,344,117
 Koc Yatirim ve Sanayii Mamullesi Pazarlanca
   AS                                         Multi-Industry                                6,519,681           1,935,568
 Marshall Boya ve Vernik Sanayii AS           Industrial Components                         5,828,256             675,527
 Netas Northern Electric Telekomunic Asyon
   AS                                         Electrical & Electronics                        364,000             106,584
 Otosan Otomobil Sanayii AS                   Automobiles                                   3,791,932           2,220,660
*Petkim Petrokimya Holding AS                 Chemicals                                       170,000              82,964
*Sasa Sun'i Sente                             Chemicals                                     1,000,000              83,777
*Tekstil Bankasi A S, rts.                    Banking                                       2,171,764              33,906
 Tekstil Bankasi AS, br.                      Banking                                       2,464,952              66,162
*Tofas Turk Otomobil Fabrikasi AS             Automobiles                                   1,681,750             116,270
 Turk Demir Dokum, br.                        Appliances & Household Durables              15,287,042           1,771,852
 Turkiye Garanti Bankasi AS                   Banking                                      12,559,078           1,123,672
 Vakif Finansal Kiralama AS                   Financial Services                            4,993,628             264,009
                                                                                                             ------------
                                                                                                               35,400,045
-------------------------------------------------------------------------------------------------------------------------
 VENEZUELA: 1.4%
 Ceramica Carabobo CA, A, ADR                 Building Materials & Components                 190,667             146,690
 Consolidada Carabobo, B                      Building Materials & Components               1,618,630              59,565
 Electricidad de Caracas                      Utilities Electrical & Gas                    1,230,533           1,352,079
*Manufacturera de Aparatos Domesticos SA      Appliances & Household Durables                  36,000              39,593
 Mavesa SA, ADR                               Food & Household Products                       289,500           1,917,938
 Siderurgica Venezolana Sivensa Saica SVS     Metals & Mining                               2,910,880             971,052
 Siderurgica Venezolana Sivensa Saica SVS,
   ADR                                        Metals & Mining                                  21,750              72,557

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)(cont.)

--------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL
                                                           INDUSTRY                  IN LOCAL CURRENCY**        VALUE
---------------------------------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS (CONT.)
---------------------------------------------------------------------------------------------------------------------
VENEZUELA (cont.)
Siderurgica Venezolana Sivensa SAICA SVS.,
  ADR, B, new                                 Metals & Mining                              28,440        $     88,648
Venezolana Prerreducidos Caroni Venprecar
  CA, GDS, 144A                               Metals & Mining                               1,764               8,291
                                                                                                         ------------
                                                                                                            4,656,413
---------------------------------------------------------------------------------------------------------------------
ZIMBABWE: 0.2%
*Meikles Africa Ltd.                          Multi-Industry                               63,000             153,720
Transarchipel Shipping Ltd.- TSL              Multi-Industry                              587,000             357,110
                                                                                                         ------------
                                                                                                              510,830
---------------------------------------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS (cost $171,851,846)                                                           297,824,688
---------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 9.7% (cost $32,029,508)
---------------------------------------------------------------------------------------------------------------------
U. S. Treasury Bills, 4.78% to 5.02% with
    maturities to 5/22/97                     U.S.                                     32,244,000          32,042,403
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.7% (cost $203,881,354)                                                              329,867,091
OTHER ASSETS, LESS LIABILITIES: 0.3%                                                                        1,175,500
                                                                                                         ------------
TOTAL NET ASSETS: 100.0%                                                                                 $331,042,591
                                                                                                         ============

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (unaudited)
Assets:
   Investments in securities, at value
      (identified cost $203,881,354)         $329,867,091
   Cash                                           928,341
   Receivables:
      Investment securities sold                  997,192
      Dividends and interest                      116,198
                                             ------------
         Total assets                         331,908,822
                                             ------------
Liabilities:
   Payable for investment securities
     purchased                                    215,274
   Accrued expenses                               650,957
                                             ------------
         Total liabilities                        866,231
                                             ------------
Net assets, at value                         $331,042,591
                                             ============
Net assets consist of:
   Distribution in excess of net
      investment income                      $    (81,677)
   Net unrealized appreciation                125,985,737
   Accumulated net realized gain               12,373,294
   Net capital paid in on shares of
      capital stock                           192,765,237
                                             ------------
Net assets, at value                         $331,042,591
                                             ============
Shares outstanding                           $ 16,547,739
                                             ============
Net asset value per share
  ($331,042,591 / 16,547,739)                $      20.01
                                             ============
STATEMENT OF OPERATIONS
for the six months ended February 28, 1997 (unaudited)
Investment income:
   (net of $88,340 foreign
   taxes withheld)
   Dividends                      $ 1,794,850
   Interest                           584,266
                                  -----------
      Total income                              $ 2,379,116
Expenses:
   Management fees (Note 3)         1,860,499
   Administrative fees (Note 3)       222,060
   Transfer agent fees                  8,000
   Custodian fees                     285,000
   Reports to shareholders             91,000
   Audit fees                          14,800
   Legal fees                           1,000
   Registration and filing fees         2,000
   Directors' fees
      and expenses                     13,100
   Other                                4,248
                                  -----------
      Total expenses                              2,501,707
                                                -----------
         Net investment loss                       (122,591)
Realized and unrealized
     gain:
   Net realized gain on:
      Investments                  19,871,737
      Foreign currency
        transactions                   51,235
                                  -----------
                                   19,922,972
   Net unrealized appreciation
      on investments               44,134,043
                                  -----------
      Net realized and
         unrealized gain                         64,057,015
                                                -----------
Net increase in net assets
   resulting from operations                    $63,934,424
                                                ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS FUND INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS
                                                                                         ENDED
                                                                                   FEBRUARY 28, 1997     YEAR ENDED
                                                                                      (UNAUDITED)      AUGUST 31, 1996
                                                                                   -----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss)                                                   $    (122,591)     $   4,136,036
      Net realized gain on investment and foreign currency transactions                 19,922,972          8,954,426
      Net unrealized appreciation                                                       44,134,043         10,755,338
                                                                                    --------------     --------------
         Net increase in net assets resulting from operations                           63,934,424         23,845,800

   Distributions to shareholders:
      From net investment income                                                        (3,534,015)        (4,331,298)
      From net realized gain                                                           (15,067,266)       (34,941,931)

   Capital share transactions (Note 2)                                                   2,031,444          4,143,230
                                                                                    --------------     --------------
         Net increase (decrease) in net assets                                          47,364,587        (11,284,199)

Net assets:
   Beginning of period                                                                 283,678,004        294,962,203
                                                                                    --------------     --------------
   End of period                                                                     $ 331,042,591      $ 283,678,004
                                                                                    ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS FUND
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Emerging Markets Fund, Inc. (the Fund) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by primarily investing in emerging country equity securities. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

The Brazilian Government has exercised and may continue to exercise substantial influence over the exchange of its currency. Under current Brazilian law, whenever there occurs a serious imbalance of Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions of foreign capital remittances abroad. Exchange control regulations may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. The Fund has investments in Brazilian companies with a value of approximately $45 million as of February 28, 1997.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON EMERGING MARKETS FUND
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

As of February 28, 1997, there were 30,000,000 shares of capital stock authorized ($0.01 par value). During the six month ended February 28, 1997 and the year ended August 31, 1996, 12,244 shares were issued for $2,031,444 and 251,242 shares were issued for $4,143,230 from reinvested distributions, respectively.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Ltd. (TAML), and Franklin Templeton Services, Inc. (FTSI), the Fund's investment manager and administrative manager, respectively. The Fund pays monthly an investment management fee to TAML equal, on an annual basis, to 1.25% of the average daily net assets of the Fund. The Fund pays FTSI monthly a fee computed at an annual rate of 0.15% of the Fund's average daily net assets.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees for the six months ended February 28, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended February 28, 1997 aggregated $7,992,078 and $36,645,633, respectively. The cost of securities for federal income tax purposes is $204,193,348. Realized gains and losses are reported on an identified cost basis.

At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

            Unrealized appreciation                                                          $139,157,518
            Unrealized depreciation                                                           (13,483,775)
                                                                                             ------------
            Net unrealized appreciation                                                      $125,673,743
                                                                                             ============

TEMPLETON EMERGING MARKETS FUND, INC.
Annual Meeting of Shareholders, February 25, 1997

--------------------------------------------------------------------------------

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on February 25, 1997. The purpose of the meeting was to elect five directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent public accountants for the fiscal year ending August 31, 1997 and in their discretion, to authorize the proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as directors of the Fund: John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Edith E. Holiday. The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent public accountants for the fiscal year ending August 31, 1997. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of five (5) Directors for the terms set forth below:

                                                          % OF                         % OF
                                                       OUTSTANDING                  OUTSTANDING
                                            FOR          SHARES        WITHHELD       SHARES
                                        -----------    -----------     --------     -----------
  Term expiring 2000:
      John Wm. Galbraith                 11,795,340       71.43%       158,362          0.96%
      Betty P. Krahmer                   11,811,107       71.53%       142,595          0.86%
      Gordon S. Macklin                  11,810,545       71.52%       143,157          0.87%
      Fred R. Millsaps                   11,771,446       71.29%       182,256          1.10%
  Term Expiring 1999:
      Edith E. Holiday                   11,722,942       70.99%       230,760          1.40%

2. Ratification of the selection of McGladrey & Pullen, LLP, as independent public accountants of the Fund for the fiscal year ending August 31, 1997:

                                                           % OF                        % OF                        % OF
                                                        OUTSTANDING                 OUTSTANDING                 OUTSTANDING
                                             FOR          SHARES        AGAINST       SHARES        ABSTAIN       SHARES
                                         -----------    -----------     -------     -----------     -------     -----------
                                          11,750,278       71.16%        50,592         0.31%       152,832         0.92%

TEMPLETON EMERGING MARKETS FUND, INC.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan ( the "Plan") with the following features: -- Shareholders must affirmatively elect to participate in the Plan; Stock dividends will be reinvested automatically; Chemical Mellon Shareholder Services, Shareholder Investment Services, P.O. Box 750, Pittsburgh, PA 15230, will provide additional Plan information upon request. -- Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, participants will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. -- The reinvestment of dividends and/or capital gains, even though no cash has been received, may be taxable. -- The participant may withdraw from the Plan without penalty at any time by written notice to Mellon Securities Trust Company. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant's wishes, Mellon Securities Trust Company will sell the participant's shares and send the proceeds, less a service fee of $2.50 and less brokerage commissions. -- Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested. -- The Plan does not offer a cash purchase plan option.

SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Emerging Markets Fund, Inc. shares is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds." Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "TempltnEFd." The Fund's New York Stock Exchange trading symbol is EMF. The Fund's shares are also listed and traded on the Pacific Stock Exchange.

For current information about the net asset value, call 1-800-292-9293.

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, Inc., 700 Central Avenue, St. Petersburg, FL 33701.

                                     NOTES
                                    --------

                                     NOTES
                                    --------

                                     NOTES
                                    --------

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets
  Trust
Templeton Foreign Fund
Templeton Foreign Smaller
  Companies Fund
Templeton Global Infrastructure
  Fund
Templeton Global
Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller
Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
  Government Bond Fund
Franklin Templeton
  Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME
Franklin Global Government
  Income Fund
Franklin Templeton Hard
  Currency Fund
Franklin Templeton High
  Income Currency Fund
Templeton Americas
Government Securities Fund

GROWTH
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
  Investment Fund
Franklin Convertible Securities
  Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities
  Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES:
Franklin Templeton
  Conservative Target Fund
Franklin Templeton
  Moderate Target Fund
Franklin Templeton
  Growth Target Fund

INCOME
Franklin Adjustable Rate
  Securities Fund
Franklin Adjustable U.S.
  Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment
  Grade Income Fund
Franklin Short-Intermediate U.S.
  Government Securities Fund
Franklin U.S. Government
  Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FOR NON-U.S. INVESTORS:
Franklin Tax-Advantaged
  High Yield Securities Fund
Franklin Tax-Advantaged
  International Bond Fund
Franklin Tax-Advantaged U.S.
  Government Securities Fund

FOR CORPORATIONS:
Franklin Corporate Qualified
  Dividend Fund

FRANKLIN FUNDS SEEKING
  TAX-FREE INCOME
Federal Intermediate-Term
Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
  FUNDS SEEKING
  TAX-FREE INCOME
Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+
Franklin Valuemark(R)
Franklin Templeton
Valuemark Income Plus
(an immediate annuity)

*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES, AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY).
**THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC. FGF 02/97

Templeton Emerging Markets
Fund, Inc.

700 Central Avenue
St. Petersburg,
Florida 33701-3628


Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


                                   [GRAPHIC]


TEMPLETON
EMERGING
MARKETS
FUND, INC.

Semi-Annual Report
February 28, 1997

[FRANKLIN TEMPLETON 50 YEAR STAMP]

[RECYCLE LOGO]             [FRANKLIN TEMPLETON LOGO]